UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2019

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CABO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On May 15, 2019 (the “Notice Date”), Cable One, Inc. (the “Company”) (i) notified The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the Indenture dated as of June 17, 2015, among the Company, the subsidiary guarantors party thereto and the Trustee, governing the Company’s 5.750% Senior Notes due 2022 (the “Notes”) of the Company’s election to redeem, subject to the satisfaction or waiver of the condition described below (the “Conditional Redemption”), on June 15, 2019 (the “Redemption Date”) all $450,000,000 aggregate principal amount of outstanding Notes at a redemption price of 101.438% of the principal amount of the Notes to be redeemed together with accrued and unpaid interest on such Notes to, but excluding, the Redemption Date and (ii) directed the Trustee to provide notice of the Conditional Redemption to holders of the Notes. The redemption of the Notes is conditioned upon the Company receiving, on or prior to the Redemption Date, net proceeds of at least $325,000,000 from new indebtedness to be incurred after the Notice Date (the “Borrowing”). The Company anticipates that the Borrowing will occur on or prior to the Redemption Date.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors:

●	risks regarding the failure to receive sufficient proceeds from the Borrowing to complete the Conditional Redemption;
●

uncertainties as to the timing of the anticipated acquisition of the data, video and voice business and certain related assets of Fidelity Communications Co. (collectively, “Fidelity”) and the risk that the transaction may not be completed in a timely manner or at all;

●

the possibility that any or all of the various conditions to the consummation of the anticipated acquisition of Fidelity may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●

the effect of the announcement or pendency of the Fidelity transaction on the Company’s and Fidelity’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks related to management’s attention being diverted from the Company’s ongoing business operations;
●	uncertainties as to the Company’s ability and the amount of time necessary to realize the expected synergies and other benefits of the Fidelity transaction;
●	the Company’s ability to integrate Fidelity’s operations into its own;
●	rising levels of competition from historical and new entrants in the Company’s markets;
●	recent and future changes in technology;
●	the Company’s ability to continue to grow its business services products;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain hardware, software and operational support from vendors;
●	the effects of any new significant acquisitions by the Company;
●	risks that the Company’s rebranding may not produce the benefits expected;
●	adverse economic conditions;
●	the integrity and security of the Company’s network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
●	the Company’s ability to retain key employees;
●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
●	additional regulation of the Company’s video and voice services;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local governmental franchising authority and broadcast carriage regulations;
●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
●	the Company’s ability to incur future indebtedness;
●	fluctuations in the Company’s stock price;
●	the Company’s ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances in connection with acquisitions;
●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers; and
●

the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to its latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by the Company in this document speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 15, 2019